                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           NUANCE COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                          (Nuance Communications Logo)

                          NUANCE COMMUNICATIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nuance Communications, Inc., a Delaware corporation (the "Company" or "Nuance"), will be held on Tuesday, May 8, 2001, 8:30 a.m., local time, at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, CA 94301 for the following purposes:

     1. To elect three (3) Class I directors for a term of three years and until their successors are duly elected and qualified;

     2. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 28, 2001 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote by telephone or via the Internet as instructed on the enclosed Proxy. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          By order of the Board of Directors of
                                          Nuance Communications, Inc.

                                          /s/ Graham Smith

                                          Graham Smith
                                          Vice President and Chief Financial
                                          Officer

Menlo Park, California
April 9, 2001

                          NUANCE COMMUNICATIONS, INC.

                                PROXY STATEMENT

                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of Nuance Communications, Inc. (the "Company" or "Nuance") for use at the Annual Meeting of Stockholders to be held on Tuesday, May 8, 2001 at 8:30 a.m., or at any adjournment thereof (the "Annual Meeting" or "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, CA 94301. The Company's headquarters are located at 1005 Hamilton Court, Menlo Park, California 94025. The Company's telephone number at that location is (650) 847-0000.

     These proxy solicitation materials were mailed on or about April 9, 2001 to all stockholders entitled to vote at the Meeting.

RECORD DATE; OUTSTANDING SHARES

     Stockholders of record at the close of business on March 28, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 32,533,077 shares of the Company's common stock, $0.001 par value, were issued and outstanding. The closing price of the Company's common stock on the Record Date, as reported by Nasdaq, was $10.46 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing a written instrument revoking the proxy with the Secretary of the Company, by executing a subsequent proxy prior to the meeting, or by attending the Meeting and voting in person.

VOTING AND SOLICITATION

     On all matters other than the election of directors, each share has one vote. See "ELECTION OF DIRECTORS -- Required Vote" for voting information with respect to the election of directors.

     If you have telephone or Internet access, you may submit your Proxy by following the "Vote by Phone" or "Vote by Internet" instructions on the Proxy card. You may also vote by mail by signing, dating and returning the enclosed Proxy in the envelope provided.

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Chase Mellon Investor Services LLC to aid in the solicitation of proxies. The Company will reimburse Chase Mellon Investor Services LLC for reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders to be held in 2002 must be received by the Company no later than December 9, 2001 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

     In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company between 60 and 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 65 days notice of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting was mailed. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Nuance Communications, Inc., 1005 Hamilton Court, Menlo Park, California, 94025, Attn.: General Counsel.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a stockholder intends to submit a proposal at the next annual meeting of stockholders, which proposal is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to the Company in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no later than February 23, 2002. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the next annual meeting of stockholders.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is the holders of a majority of the common stock issued and outstanding and entitled to vote thereat. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote (the "Votes Cast") at the Annual Meeting with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a matter (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore be counted only for purposes of determining the presence or absence of a quorum and will not be considered Votes Cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

FISCAL YEAR END

     The Company's fiscal year ends on December 31. The Company's last fiscal year ended on December 31, 2000 and is referred to herein as the "Last Fiscal Year".

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and

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

changes in ownership with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers and directors were complied with, except that Graham Smith, Steven Ehrlich and Lloyd Leanse each reported an option exercise late on a Form 5.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors is currently comprised of eight (8) directors who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS I DIRECTORS

     Three Class I directors are to be elected at the Annual Meeting for a three-year term ending in 2004. The Board of Directors has nominated RONALD CROEN, VINTON CERF AND IRWIN FEDERMAN for re-election as Class I directors. Unless otherwise instructed, the persons named in the enclosed Proxy intend to vote proxies received by them for the re-election of Messrs. Croen, Cerf and Federman. The Company expects that each of Messrs. Croen, Cerf and Federman will accept such nomination; however, in the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of each person elected as a director will continue until such director's term expires in 2004 or until such director's successor has been elected and qualified.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

     Set forth below is certain information regarding the nominees for Class I directors and each other director of the Company whose term of office continues after the Annual Meeting. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set

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

forth below under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".

                                                                                      DIRECTOR
             NAME               AGE                PRINCIPAL OCCUPATION                SINCE
             ----               ---                --------------------               --------
CLASS I DIRECTORS
Ronald Croen..................  46    President and CEO of the Company                  1995
Vinton Cerf...................  57    Senior Vice President of Internet Architecture
                                        and Technology for WorldCom                     1999
Irwin Federman................  65    General Partner of U.S. Venture Partners          1995
CLASS II DIRECTORS
Curtis Carlson................  55    President and CEO of SRI International            1998
Alan Herzig...................  67    President and CEO of SRI Holdings, Inc.           1994
Philip Quigley................  58    Chairman and CEO (Retired)
                                        Pacific Telesis Group                           2000
CLASS III DIRECTORS
Yogen Dalal...................  50    General Partner of Mayfield Fund                  1995
Gary Morgenthaler.............  52    General Partner of Morgenthaler Ventures          1997

NOMINEES FOR CLASS I DIRECTORS FOR A TERM EXPIRING IN 2004

     Ronald Croen, a co-founder of Nuance, has served as the Company's President since July 1994, as the Company's Chief Executive Officer since October 1995 and as one of the Company's directors since October 1995. From 1993 to 1994, Mr. Croen served as a consultant to SRI International. From 1989 to 1993, Mr. Croen was an independent management consultant in Paris, France. Prior to this, Mr. Croen served in various positions at The Ultimate Corp., including Managing Director of European Operations and Vice President and General Counsel. Mr. Croen holds a J.D. degree from the University of Pennsylvania Law School and a B.A. from Tufts University.

     Vinton Cerf has served as one of the Company's directors since December 1999. Dr. Cerf has been the Senior Vice President for Internet Architecture and Technology of MCI WorldCom since February 1994. From 1986 to 1994, Dr. Cerf served as Vice President of the Corporation for National Research Initiatives, a non-profit research and development organization. Prior to this, Dr. Cerf held positions with MCI Digital Information Services and the U.S. Department of Defense's Advanced Research Projects Agency. Dr. Cerf serves as a director of Avanex Corporation, a supplier of fiber optic-based products, CoSine, a supplier of Internet application support systems, and several privately held companies. Dr. Cerf has served as Chairman of the Board of the Internet Corporation for Assigned Names and Numbers (ICANN) since November 2000. Dr. Cerf is the co-inventor of TCP/IP and the architecture of the Internet. Dr. Cerf holds a Ph.D. and an M.S. in computer science from the University of California at Los Angeles and a B.S. from Stanford University.

     Irwin Federman has served as one of the Company's directors since August 1995. Mr. Federman has been a general partner of U.S. Venture Partners, a venture capital firm, since 1990. From 1988 to 1990, Mr. Federman was a managing director of Dillon, Read and Company, an investment bank. From 1981 to 1988, Mr. Federman was President and Chief Executive Officer of Monolithic Memories, an integrated circuit company. Mr. Federman also serves as a director of CheckPoint Software Technologies, Inc., an Internet security company, Komag, Inc., a thin film media disk manufacturer, MMC Networks, Inc., a developer and supplier of network processors, Netro Corporation, a provider of broadband wireless access systems, QuickLogic, Inc., a semiconductor company, SanDisk Corp., a computer memory company, and several privately held companies. Mr. Federman holds a B.S. from Brooklyn College.

INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2002

     Curtis Carlson has served as one of the Company's directors since December 1998. Dr. Carlson has been President and Chief Executive Officer of SRI International since December 1998. From April 1996 to

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

November 1998, Dr. Carlson served as Executive Vice President of Ventures and Licensing of the Sarnoff Corporation, an information technology company and one of SRI's two wholly owned subsidiaries. Prior to this, Dr. Carlson served as a Technical Director at RCA Laboratories. Dr. Carlson holds a Ph.D. and an M.S. from Rutgers University and a B.S. from Worcester Polytechnic Institute.

     Alan Herzig has served as one of the Company's directors since October 1994. Mr. Herzig has been President and Chief Executive Officer of SRI Holdings, Inc., a subsidiary of SRI International, since September 1997. From April 1994 to April 1997, Mr. Herzig served in the Office of the Chairman of SRI International. From 1987 to 1994, Mr. Herzig served as the President and Chief Executive Officer of Robert Fleming Pacific, Inc., the U.S. investment banking arm of Robert Fleming & Co., a U.K.-based merchant bank. From 1981 to 1987, Mr. Herzig served as a Managing Director of L.F. Rothschild Unterberg Towbin, an investment bank. Mr. Herzig also serves on the board of directors of Sarnoff Corporation, a subsidiary of SRI International, and several privately held companies. Mr. Herzig holds a B.A. from Yale University.

     Philip Quigley has served as one of the Company's directors since March 2000. From 1994 to 1998, Mr. Quigley served as Chairman and Chief Executive Officer of Pacific Telesis Group, a communications company, and Vice Chairman of SBC Communications, Inc., a telecommunications company. From 1987 to 1994, Mr. Quigley served as the President and Chief Executive Officer of Pacific Bell, a telecommunications company. From 1986 to 1987, Mr. Quigley served as Executive Vice President and Chief Operating Officer of PacTel Corporation, a cellular and paging company. From 1982 to 1986, Mr. Quigley served as President and Chief Executive Officer of PacTel Corporation. Mr. Quigley serves as a director of Wells Fargo Bank & Co., SRI International and VINA Technologies, Inc. Mr. Quigley has also served on the boards of Pacific Telesis, SBC Communications, Inc. and the United Way. Mr. Quigley holds a B.S. from California State University, Los Angeles.

INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2003

     Yogen Dalal has served as one of the Company's directors since September 1995 and Chairman of the Company's Board since January 2000. Dr. Dalal has been a general partner of Mayfield Fund, a venture capital firm, since 1992. Dr. Dalal also serves as a director of BroadVision, Inc., a supplier of e-business applications, TIBCO Software Inc., a software company, and several privately held companies. Dr. Dalal holds a Ph.D. and an M.S. in Electrical Engineering from Stanford University and a B.Tech. in electrical engineering from the Indian Institute of Technology.

     Gary Morgenthaler has served as one of the Company's directors since January 1997. Mr. Morgenthaler has been a general partner at Morgenthaler Ventures, a venture capital firm, since 1989. He also serves as Chairman of Versata, Inc., and as a director of Catena Networks, Inc., Crossbow Technology, Inc., Terawave Communications, Inc., Westwave Communications, Inc., and Yotta Networks, Inc. Mr. Morgenthaler was a co-founder and past Chairman of Illustra Information Technologies, Inc., and served as a director on Illustra's board until it was acquired by Informix in 1995. He served as Chairman of Ingres Corporation (formerly Relational Technology) until its sale in October 1990, and was a founder of the company in 1980. Between 1984 and 1988 he was Chief Executive Officer of Ingres. Earlier he was with McKinsey & Company, Tymshare, Inc., and Stanford University's Institute for Mathematical Studies in the Social Sciences. Mr. Morgenthaler holds an A.B. from Harvard University.

     There are no family relationships among any of the Company's directors or officers.

BOARD COMPOSITION

     The Company currently has eight directors. In accordance with the terms of the Nuance's certificate of incorporation, the terms of office of the Company's Board of Directors are divided into three classes: Class I, whose term will expire at the annual meeting of stockholders to be held in 2001, Class II, whose term will expire at the annual meeting of stockholders to be held in 2002 and Class III, whose term will expire at the annual meeting of stockholders to be held in 2003. The Class I directors are Dr. Cerf, Mr. Croen and Mr. Federman, the Class II directors are Dr. Carlson, Mr. Herzig and Mr. Quigley and the Class III directors are Dr. Dalal and Mr. Morgenthaler. At each annual meeting of stockholders after the initial classification, the
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

successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the Company's directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control of the Company. The Company's directors may be removed for cause by the affirmative vote of the holders of a majority of the Company's outstanding common stock.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eight meetings during the Last Fiscal Year. During the Last Fiscal Year, no director, other than Vinton Cerf and Irwin Federman, attended fewer than 75% of the aggregate of the number of meetings held by the Board of Directors and the number of meetings of committees, if any, upon which such director served. Certain matters approved by the Board of Directors were approved by unanimous written consent.

     The Audit Committee, which was established in January 2000, consists of Mr. Federman, Mr. Herzig and Mr. Morgenthaler. The Audit Committee approves the appointment of the Company's independent auditors, reviews the scope and results of annual audits and other accounting-related services and evaluates the Company's internal control functions. The Audit Committee held a total of three meetings during the Last Fiscal Year.

     The Compensation Committee, which was established in March 1998, consists of Dr. Dalal and Mr. Morgenthaler. The Compensation Committee makes recommendations regarding the Company's stock option plans and all matters concerning executive compensation. The Compensation Committee held a total of six meetings during the Last Fiscal Year.

     The Board of Directors does not have a nominating committee nor any committee performing such function.

DIRECTOR COMPENSATION

     Directors currently receive no cash fees for serving on the Board of Directors. However, directors are entitled to reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. The Board of Directors also has the discretion to grant options and rights to directors pursuant to the Company's stock option plans. In December 1999, Dr. Cerf, one of the Company's directors, was granted a non-statutory option to purchase 50,000 shares of the Company's common stock with an exercise price of $8.50 per share. In March 2000, Dr. Dalal, Mr. Federman, Mr. Herzig and Mr. Morgenthaler, directors of the Company, were each granted an option to purchase 30,000 shares of the Company's common stock with exercise prices ranging from $15.00 to $17.00 per share. In March 2000, Mr. Quigley, one of the Company's directors, was granted an option to purchase 50,000 shares of the Company's common stock with an exercise price of $15.00 per share. Employee directors are also eligible to participate in the Company's employee stock purchase plan. The Company does not intend to pay cash fees for the services of its Board members in the immediate future, nor to provide for the automatic grant of stock options to its directors.

     Options may also be granted to directors under the Company's 2000 Stock Plan (the "Stock Plan"), which was approved by the Company's stockholders in February 2000. The Board, in its discretion, selects directors to whom options may be granted, the time or times at which such options may be granted, the number of shares subject to each grant and the period over which such options become exercisable. All options granted to directors under the Stock Plan contain the following provisions: the exercise price per share of common stock is 100% of the fair market value of the Company's common stock on the date the option is granted; the term of the option may be no more than ten years from the date of grant; and the option may be exercised only while the Outside Director remains a director or within ninety days after the date he or she ceases to be a director or service provider of the Company; upon a proposed liquidation or dissolution of the Company, the options will terminate immediately prior to such action; and in the event of a merger or sale of substantially all of the Company's assets, each option may be assumed or an equivalent option substituted by
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

the successor corporation. The Board may at any time amend, alter, suspend or discontinue the Stock Plan, subject to stockholder approval in certain circumstances.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation Committee are Dr. Dalal and Mr. Morgenthaler. None of the members of the Compensation Committee of the Board of Directors is currently or has been, at any time since the formation of the Company, an officer or employee of the Company. During fiscal year 2000, no executive officer of the Company (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

REQUIRED VOTE

     If a quorum is present and voting, the three nominees for director receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See "INFORMATION CONCERNING SOLICITATION AND VOTING -- Quorum; Abstentions; Broker Non-Votes."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     In February 2001, the Board of Directors of the Company adopted a resolution whereby Arthur Andersen LLP was selected as the Company's independent auditors to audit the financial statements of the Company for the Company's fiscal year ending December 31, 2001. The Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection. A representative of Arthur Andersen LLP is expected to be available at the Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2000

  Audit Fees:

     Audit fees billed to the Company by Arthur Andersen LLP during the Company's Last Fiscal Year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $208,000.

  Financial Information Systems Design and Implementation Fees:

     The Company did not engage Arthur Andersen LLP to provide advice to the Company regarding financial information systems design and implementation during the Last Fiscal Year.

  All Other Fees:

     Fees billed to the Company by Arthur Andersen LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $817,000.

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

REQUIRED VOTE

     Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                               OTHER INFORMATION

EXECUTIVE OFFICERS

     In addition to Mr. Ronald Croen, the following persons are executive officers of the Company:

               NAME                  AGE                       POSITION
               ----                  ---                       --------
Brian Danella......................  32     Vice President, General Counsel and Secretary
Steven Ehrlich.....................  36     Vice President, Marketing
Lloyd Leanse.......................  42     Vice President, Business Development
Eng Yew Lee........................  40     Vice President, Technical Services
Matthew Lennig.....................  49     Senior Vice President, Engineering
Stephen Milton.....................  35     Vice President, Professional Services
Paul Scott.........................  47     Senior Vice President, Worldwide Sales
Graham Smith.......................  41     Vice President and Chief Financial Officer
Donna Allen Taylor.................  56     Vice President, Human Resources and Chief
                                              People Officer

     Brian Danella has served as the Company's Vice President and General Counsel since November 1999 and has served as the Company's Secretary since March 2000. From July 1999 to September 1999, Mr. Danella served as the Senior Director of Business Development of CD1.com, an online consumer lending company. From May 1996 to July 1999, he served as an associate in the Technology Transactions Group of Wilson Sonsini Goodrich & Rosati P.C., a Silicon Valley law firm. From September 1994 to April 1996, he served as an associate at Weil, Gotshal & Manges, a New York law firm. Mr. Danella holds a J.D. degree from Syracuse University College of Law and an A.B. from Princeton University.

     Steven Ehrlich has served as the Company's Vice President, Marketing since October 1997. From January 1994 to September 1997, Mr. Ehrlich served as Senior Director of Tools Product Marketing of Oracle Corporation. From 1993 to 1994, Mr. Ehrlich served as Senior Director of Product Marketing for Tools Products of Oracle Corporation. From 1989 to 1993, Mr. Ehrlich served as a Technical Support Manager of Oracle's Worldwide Support organization. Prior to this, Mr. Ehrlich held several sales and technical positions at Knowledge Systems International, the South African distributor of Oracle's products. Mr. Ehrlich holds an Honors degree in Commerce and a Bachelors degree in Commerce from the University of the Witwatersrand in South Africa.

     Lloyd Leanse has served as the Company's Vice President, Business Development since December 1999. From December 1997 to December 1999, Mr. Leanse served as the Company's Director of Business Development. From January 1996 to July 1997, Mr. Leanse served as Vice President of Business Development of Vividus Corporation, a consumer software company. From January 1995 to January 1996, he served as Vice President of Business Affairs of OnLive! Technologies, an online software and service company. From August 1993 to January 1995, he served as an independent consultant. From June 1991 to August 1993, he served as an independent consultant, Vice President and Chief Financial Officer of PharmChem Laboratories, a laboratory services company. Mr. Leanse holds a B.A. from Stanford University.

     Eng Yew Lee has served as the Company's Vice President, Technical Services since February 2000. From May 1998 to February 2000, Mr. Lee served as the Company's Director of Technical Services. From August 1995 to June 1998, Mr. Lee served as Director of Server Technologies Support of Oracle Corporation. From 1989 to 1994, Mr. Lee held a variety of manager positions with Oracle in the United States and the United Kingdom. Mr. Lee holds an M.S. in Business Systems Analysis and Design from the City University of London, England and a B.S. from London University.

     Matthew Lennig has served as the Company's Senior Vice President, Engineering since January 2000. From January 1996 to January 2000, Dr. Lennig served as the Company's Vice President, Engineering. From December 1989 to January 1996, Dr. Lennig served as Senior Manager of Speech Technology & Applications of Bell-Northern Research, the research and development subsidiary of Northern Telecom. Dr. Lennig holds a Ph.D. in Linguistics from the University of Pennsylvania, a M.Eng. from McGill University and an A.B. from Princeton University.

     Stephen Milton has served as the Company's Vice President of Professional Services since September 2000. Prior to joining the Company, Mr. Milton was a founder of and served as the Vice President of Technology for Living.com, an online home furnishings retailer, from April 1999 to August 2000. From January 1997 to April 1999, Mr. Milton was the General Manager and Director of Technology for the Automotive business unit of Trilogy, a provider of industry-specific e-business software for Global 2000 companies. From January 1995 to January 1997, Mr. Milton was the General Manager and Director of Technology for the Computer Industry business unit for Trilogy. Mr. Milton holds a B.S. in Aerospace Engineering from the University of Texas at Austin.

     Paul Scott has served as the Company's Senior Vice President, Worldwide Sales since February 2000. From May 1996 to January 2000, Mr. Scott served as Senior Vice President of Sales for the Octel Messaging Division of Lucent Technologies. From June 1992 to April 1996, Mr. Scott served as Vice President of Sales of Octel Communications Corporation, a voice-messaging company. Prior to this, Mr. Scott held various sales management positions at Octel Communications. Mr. Scott holds an M.A. and a B.A. from Northwestern University.

     Graham Smith has served as the Company's Vice President and Chief Financial Officer since August 1998. From November 1998 to March 2000, Mr. Smith also served as the Company's Secretary. From April 1994 to July 1998, Mr. Smith served as director and then later Vice President of Finance, of Worldwide Operations of Oracle Corporation. From 1987 to 1994, Mr. Smith served as Chief Accountant of Oracle Corporation (UK) Ltd. Mr. Smith holds a B.Sc. from Bristol University in England and is a member of the Institute of Chartered Accountants in England and Wales.

     Donna Allen Taylor has served as the Company's Vice President, Human Resources and Chief People Officer since January 2000. From September 1996 to December 1999, Ms. Taylor served as Vice President of Human Resources of The Vantive Corporation, a worldwide customer asset management applications software company. From October 1995 to August 1996, Ms. Taylor served as a senior consultant of Post Associates, an organizational consulting firm. From September 1993 to September 1995, Ms. Taylor served as a Corporate Human Resources Director of Intel Corporation. Prior to this, Ms. Taylor held several senior Human Resource management positions with various divisions of Digital Equipment Corporation, a computer hardware, software and services company. Ms. Taylor holds a B.F.A. from Kansas University.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to us with respect to the beneficial ownership of the Company's common stock as of March 1, 2001 by (i) each person known by us to own beneficially more than 5% of the outstanding shares of the Company's common stock, (ii) each of the Named Executive Officers (as defined below in the section entitled "EXECUTIVE OFFICER
COMPENSATION -- Summary Compensation"), (iii) each of the Company's directors, and (iv) all of the Company's directors and executive officers as a group.

     Except as otherwise indicated, and subject to applicable community property laws, to the Company's knowledge the persons named below have sole voting and investment power with respect to all shares of common stock held by them.

     For the purposes of calculating percent ownership, as of March 1, 2001, 32,502,107 shares of the Company's common stock were issued and outstanding. Shares of common stock subject to options or warrants that are presently exercisable or exercisable within 60 days of March 1, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person or entity holding such options or warrants, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.

                                                              SHARES OF COMMON STOCK
                                                                BENEFICIALLY OWNED
                                                              ----------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER               NUMBER        PERCENT
            ------------------------------------              ---------      -------
5% STOCKHOLDERS:
Entities affiliated with Mayfield Fund(1)...................  2,138,719        6.6%
  2800 Sand Hill Road, Suite 250
  Menlo Park, California 94025
SRI International(2)........................................  2,355,580        7.2%
  333 Ravenswood Avenue
  Menlo Park, California 94025
Cisco Systems, Inc.(3)......................................  1,935,000        5.9%
  170 West Tasman Drive
  San Jose, California 95134

                  NAME OF BENEFICIAL OWNER
                  ------------------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
Ronald Croen(4).............................................    480,131        1.5%
Bruce Dougherty(5)..........................................    227,018          *
Graham Smith(6).............................................    104,326          *
Matthew Lennig(7)...........................................    192,866          *
Steven Ehrlich(8)...........................................    155,230          *
Paul Scott(9)...............................................     15,990          *
Curtis Carlson(10)..........................................      8,125          *
Vinton Cerf(10).............................................     16,666          *
Yogen Dalal(11).............................................  2,160,978        6.6%
Irwin Federman..............................................     58,489          *
Alan Herzig(12).............................................     84,458          *
Gary Morgenthaler(13).......................................    714,544        2.2%
Philip Quigley(10)..........................................     13,541          *
All directors and officers as a group (17 persons)(14)......  4,157,357       12.8%

---------------
  *  Less than 1%

 (1) Consists of 1,982,234 shares held by Mayfield VII and 156,485 shares held by Mayfield Associates Fund II. Seven individuals, F. Gib Myers, Jr., Grant Heidrich, III, Michael Levinthal, William Unger, Wendell Van Auken, III, Kevin Fong and Yogen Dalal, the Company's Chairman, are the general partners of Mayfield Associates Fund II and have shared voting and dispositive authority over the shares held by Mayfield Associates Fund II. These same seven individuals are the general partners of Mayfield VII Management Partners, the general partner of Mayfield VII, and have shared voting and dispositive authority over the shares held by Mayfield VII. These individuals disclaim beneficial ownership of these shares except to the extent of their own pecuniary interest.

 (2) Consists of shares held by Technology Venture Management Inc. a wholly-owned subsidiary of SRI. The Board of Directors of SRI International has voting and dispositive authority with respect to the shares held by Technology Venture Management. From time to time, the Board of Directors of SRI International delegates such voting and dispositive authority to Samuel Armacost, Curtis Carlson, one of the Company's directors, and Alan Herzig, one of the Company's directors. Each of these individuals disclaim beneficial ownership of these shares except to the extent of his pecuniary interest therein.

 (3) These shares are held by Coastdock & Co. The Board of Directors of Cisco Systems has voting and dispositive authority with respect to the shares held by Coastdock & Co.

 (4) Includes 121,569 shares subject to options exercisable within 60 days of March 1, 2001.

 (5) Includes 166,185 shares held by the Dougherty Family Revocable Trust, 22,500 shares held by The Bruce Dougherty Annuity Trust and 22,500 shares held by The Frances Dougherty Annuity Trust. Mr. Dougherty has shared voting and dispositive authority over the shares held by each trust. Also includes 15,833 shares subject to options exercisable within 60 days of March 1, 2001. Mr. Dougherty ceased to be an executive officer of the Company in January 2000.

 (6) Includes 1,093 shares held by Graham Smith, 15,000 shares held by The Graham V. Smith 2000 Grantor Retained Annuity Trust, 7,500 shares held by The Smith Children's 2000 Irrevocable Trust and 7,500 shares held by the Elaine F. Smith 2000 Grantor Retained Annuity Trust. Also includes 73,233 shares subject to options exercisable within 60 days of March 1, 2001.

 (7) Includes 168,816 shares held by Dr. Lennig, 2,000 shares held by The Thomas
     D. Lennig Trust and 2,000 shares held by The Miriam D. Lennig Trust. Also includes 20,050 shares subject to options exercisable within 60 days of March 1, 2001.

 (8) Includes 67,500 shares held in trust by Mr. Ehrlich. Also includes 85,208 shares subject to options exercisable within 60 days of March 1, 2001.

 (9) Includes 14,792 shares subject to options exercisable within 60 days of March 1, 2001.

(10) Consists of shares subject to options exercisable within 60 days of March 1, 2001.

(11) Includes 1,982,234 shares held by Mayfield VII, 156,485 shares held by Mayfield Associates Fund II and 22,259 shares held by the Dalal Revocable Trust. Dr. Dalal, the Company's Chairman, is a general partner of Mayfield VII Management Partners, the general partner of Mayfield VII, is a general partner of Mayfield Associates Fund II and has shared voting and dispositive authority over the shares held by these entities. Dr. Dalal disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(12) Includes 4,000 shares held by the Leonard and Margot Herzig Foundation and 8,125 shares subject to options exercisable within 60 days of March 1, 2001.

(13) Includes 600,000 shares held by Morgenthaler Venture Partners IV, L.P. The general partner of Morgenthaler Venture Partners IV, L.P. is Morgenthaler Management Partners IV, L.P. Mr. Morgenthaler, one of the Company's directors, is a general partner of Morgenthaler Management Partners IV, L.P. and shares voting and dispositive authority over the shares held by Morgenthaler Management Partners IV, L.P. Mr. Morgenthaler disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes 44,034 shares held by the Morgenthaler Family Partnership and 8,125 shares subject to options exercisable within 60 days of March 1, 2001.

(14) Includes 470,744 shares subject to options exercisable within 60 days of March 1, 2001. Includes 2,138,719 shares held by entities affiliated with Mayfield Fund and 600,000 shares held by Morgenthaler Venture Partners IV, L.P. Footnotes (1) and (13) above contain a description of the shares owned by these entities.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION

     The following table shows, as to any person serving as Chief Executive Officer during the Last Fiscal Year and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 (the "Named Executive Officers"), information concerning compensation paid for services to the Company during the Last Fiscal Year.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                     --------------------------------------   ----------------------------
                                                                 OTHER        SECURITIES
          NAME AND                                              ANNUAL        UNDERLYING      ALL OTHER
     PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)   COMPENSATION($)   OPTIONS(#)   COMPENSATION(1)
     ------------------       ----   ---------   --------   ---------------   ----------   ---------------
Ronald Croen................  2000   $265,000    $103,750            --             --         $4,362
  President and Chief         1999    206,561      20,000            --        400,000            527
  Executive Officer
Bruce Dougherty(2)..........  2000    188,449      64,846       $58,263(3)          --          3,928
  Vice President              1999    177,375      62,486        42,683(3)      25,000          2,149
  Strategic Initiatives
Matthew Lennig..............  2000    215,000     105,102            --             --          5,968
  Senior Vice President       1999    171,040      52,250            --         75,000            527
  of Engineering
Steven Ehrlich..............  2000    200,000      52,414            --             --          5,968
  Vice President of           1999    174,936      42,100            --         75,000            176
  Marketing
Graham Smith................  2000    214,167      41,710        14,838(4)          --          5,968
  Vice President and          1999    197,840      22,333        22,446(4)      75,000            212
  Chief Financial Officer
Paul Scott(5)...............  2000    201,667     115,995            --        325,000          6,020
  Senior Vice President
  Worldwide Sales

---------------
(1) Amounts represent premiums paid by the Company for term life insurance and medical, dental, and vision insurance.

(2) Mr. Dougherty ceased to be an executive officer of the Company in January 2000.

(3) Amount represent sales commissions paid to Mr. Dougherty in his capacity as Vice President, Sales. Mr. Dougherty assumed a non-executive officer position of Vice President, Strategic Initiatives in January 2000.

(4) Amount represents the forgiveness of principal and interest associated with an interest-bearing loan of $50,000, which Mr. Smith received in connection with his employment with Nuance.

(5) Mr. Scott joined the Company in February 2000.

STOCK OPTION GRANTS AND EXERCISES

     The following table shows, as to each Named Executive Officer, information concerning stock options granted during the Last Fiscal Year.

               OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2000

                                                                                                 POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                            -----------------------------------------------------------------    ANNUAL RATES OF STOCK
                                                    PERCENT OF TOTAL                              PRICE APPRECIATION
                                  NUMBER OF         OPTIONS GRANTED    EXERCISE                     FOR OPTION TERM
                            SECURITIES UNDERLYING    IN LAST FISCAL      PRICE     EXPIRATION   -----------------------
           NAME                OPTIONS GRANTED            YEAR         ($/SHARE)      DATE        5%($)        10%($)
           ----             ---------------------   ----------------   ---------   ----------   ----------   ----------
Ronald Croen..............  ..............                  --              --            --            --           --
  President and Chief
  Executive Officer
Bruce Dougherty...........              --                  --              --            --            --           --
  Vice President Strategic
  Initiatives
Graham Smith..............              --                  --              --            --            --           --
  Vice President and Chief
  Financial Officer
Matthew Lennig............              --                  --              --            --            --           --
  Senior Vice President
  Engineering
Steven Ehrlich............              --                  --              --            --            --           --
  Vice President Marketing
Paul Scott................         325,000                9.32%         $10.00     2/01/2010    $2,043,908   $5,179,663
  Senior Vice President
  Worldwide Sales

     The following table shows, as to each Named Executive Officer, information concerning stock options exercised during the Last Fiscal Year.

                     AGGREGATE OPTION EXERCISES IN 2000 AND
                             YEAR-END OPTION VALUES

                                                                       NUMBER OF
                                                                 SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                  AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                               SHARES ACQUIRED     VALUE      ---------------------------   ---------------------------
            NAME               ON EXERCISE(#)     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               ---------------   ----------   -----------   -------------   -----------   -------------
Ronald Croen.................      239,890       $2,080,938     88,236         300,000      $3,055,172     $10,387,500
  President and Chief
  Executive Officer
Bruce Dougherty..............      115,417        1,087,232      7,500          43,750         268,750       1,696,094
  Vice President Strategic
  Initiatives
Graham Smith.................       70,100        1,626,915     65,316         139,584       2,559,589       5,366,434
  Vice President and Chief
  Financial Officer
Matthew Lennig...............      108,200        1,062,262     68,750          81,250       2,742,969       2,994,531
  Senior Vice President
  Engineering
Steven Ehrlich...............      105,000        2,619,945     62,291         105,209       2,442,591       3,973,596
  Vice President Marketing
Paul Scott...................           --               --         --         325,000              --      10,765,625
  Senior Vice President
  Worldwide Sales

---------------
(1) The value of an "in-the-money" stock option represents the difference between the aggregate estimated fair market value of the underlying securities, based on the closing price of $43.125 per share of the

    Company's Common Stock on The Nasdaq National Market on December 31, 2000 and the aggregate exercise price of the subject stock option.

CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into stock option agreements with all of its executive officers which provide that, in the event the executive officer is constructively terminated or terminated without cause within one year following a change of control, the officer will receive accelerated vesting of 50% of all of the officer's then unvested options, provided that the officer has also been employed with the Company for at least one year prior to any change of control.

     In addition, the stock option agreements entered into with Brian Danella, the Company's Vice President, General Counsel and Secretary, Paul Scott, the Company's Senior Vice President, Worldwide Sales, and Donna Allen Taylor, the Company's Vice President, Human Resources and Chief People Officer, also provide that, even if these officers are not employed for one year prior to any change of control and are involuntarily terminated following a change of control, the vesting schedule of these options will be changed from 25% after one year and 1/48 per month thereafter to 1/48 per month from the original vesting commencement date.

                              CERTAIN TRANSACTIONS

     The following is a description of transactions since the beginning of the Last Fiscal Year to which the Company has been a party, in which the amount involved in the transaction exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's capital stock had or will have a direct or indirect material interest

     During the Last Fiscal Year, the Company granted options to its executive officers and directors. The Company intends to grant options to its executive officers and directors in the future. See "PROPOSAL ONE -- Director Compensation" and "EXECUTIVE OFFICER COMPENSATION -- Stock Option Grants and Exercises."

     Nuance has entered into indemnification agreements with certain executive officers and directors and plans to enter into an indemnification agreement with each of its executive officers and directors.

     The Company has entered into change-in-control agreements with key officers providing for the acceleration of vesting of the officers' options upon a change-in-control.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors establishes the general compensation policies and programs of the Company as well as the compensation plans and specific compensation levels for substantially all of the Company's executive officers, including the Company's Chief Executive Officer (which is subject to the additional approval of the Company's Board of Directors). It also administers the Company's employee stock benefit plan for substantially all of the Company's executive officers, including the Chief Executive Officer, and administers the Company's employee stock benefit plan with respect to grants of securities in excess of 50,000 shares. The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

     The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers"), should be influenced by the Company's performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that the Company's executive officer salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

     In addition to salary and bonus, the Committee, from time to time, grants options to purchase Company common stock to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. And one of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability.

                                          Compensation Committee of the Board of
                                          Directors
                                          Yogen Dalal
                                          Gary Morgenthaler

     THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board is responsible for providing an independent, objective review of the Company's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors in January 2000. Each of the members of the Audit Committee is independent as defined by Company policy and Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company's independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management and the independent accountants regarding the following:

     - the plan for, and the independent accountant's report on, each audit of the Company's financial statements

     - the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders, as well as the adequacy of the Company's internal accounting controls, and accounting, financial and auditing personnel

     - changes in the Company's accounting practices, principles, controls or methodologies, or in the Company's financial statements, and recent developments in accounting rules

     - the establishment and maintenance of an environment at the Company that promotes ethical behavior

     This year, the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

     The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for the Last Fiscal Year. First, the Audit Committee discussed with Arthur Andersen LLP, the Company's independent auditors for the Last Fiscal Year, those matters Arthur Andersen LLP communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit

Committee discussed Arthur Andersen LLP's independence with Arthur Andersen LLP and received a letter from Arthur Andersen LLP regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of Arthur Andersen LLP's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and Arthur Andersen LLP, the Company's audited consolidated balance sheets at December 31, 2000 and 1999, and consolidated statements of income, cash flows and stockholders' equity for the three years ended December 31, 2000. Based on the discussions with Arthur Andersen LLP concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K include these financial statements.

                                          Audit Committee

                                          Irwin Federman
                                          Alan Herzig
                                          Gary Morgenthaler

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on the Company's common stock with the cumulative total return of the Nasdaq Stock Market Index ("Nasdaq Index") and the SIC Code Index for the Prepackaged Software Industry (the "SIC Code Index"). The graph assumes that $100 was invested on April 13, 2000, the date of the Company's initial public offering, in the Company's common stock, the Nasdaq Index and the SIC Code Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

                        COMPARE CUMULATIVE TOTAL RETURN
                       AMONG NUANCE COMMUNICATIONS, INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX
NUANCE GRAPH

                                                         NUANCE
                                                     COMMUNICATIONS                                           NASDAQ MARKET
                                                          INC.                   SIC CODE INDEX                   INDEX
                                                     --------------              --------------               -------------
4/13/00                                                  100.00                      100.00                      100.00
12/31/00                                                 127.07                       51.85                       53.34

----------------------------------------------------------------------
                                                   4/13/00    12/31/00
----------------------------------------------------------------------
 NUANCE COMMUNICATIONS, INC.                         100      127.07
 SIC CODE INDEX                                      100      51.85
 NASDAQ MARKET INDEX                                 100      53.34
----------------------------------------------------------------------

     THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed or vote by telephone or via the Internet as instructed on the enclosed proxy card.

                                          THE BOARD OF DIRECTORS

Menlo Park, California
Dated: April 9, 2001

                                   APPENDIX A

                          NUANCE COMMUNICATIONS, INC.
                             A DELAWARE CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                         AS ADOPTED ON JANUARY 19, 2000

                                    PURPOSES

     The purpose of the Audit Committee of the Board of Directors of Nuance Communications, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                   MEMBERSHIP

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

     1. Will be an independent director as the term is used by the National Association of Securities Dealers, Inc. (the "NASD") Rule 4200(a)(15);

     2. Will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                                RESPONSIBILITIES

     The responsibilities of the Audit Committee shall include:

      1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

      2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

      3. Reviewing the independent auditors' proposed audit scope, approach and independence;

      4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

      5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

      6. Recommending the appointment of independent auditors to the Board of Directors;

      7. Reviewing fee arrangements with the independent auditors;

      8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

      9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     10. Overseeing compliance with rule 10-01(d) of Regulation S-X and Item 310(b) of Regulation S-B to assure that the Company's interim financial statements have been reviewed by an independent public accountant prior to the Company's filing its Form 10-Q or 10QSB.

     11. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

     12. Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

     13. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     14. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     16. Reviewing related party transactions for potential conflicts of interest;

     17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

     18. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                    MEETINGS

     The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

     The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                    MINUTES

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                   APPENDIX B

                          NUANCE COMMUNICATIONS, INC.

                  Annual Meeting of Stockholders - May 8, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned stockholder of Nuance Communications, Inc., a Delaware Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 9, 2001, and the 2000 Annual Report to Stockholders (which has been provided in the form of the Company's Form 10-K for the fiscal year ended December 31, 2000), and appoints Graham Smith and Brian Danella, or either of them, as the proxies and attorneys-in-fact, with full power to each of substitution on behalf and in the name of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2001 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 8, 2001 at 8:30 a.m. (local time) at the Sheraton Palo Alto Hotel, 625 El Camino Real, Palo Alto, CA 94301, and any adjournment thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:


                      TO ASSURE YOUR REPRESENTATION AT THE
                      ANNUAL MEETING, PLEASE MARK, SIGN AND
                               DATE THIS PROXY AND
                            RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                  (Continue and to be signed on reverse side.)

                                           VOTE BY INTERNET -  www.proxyvote.com
                                           Use the Internet to transmit your
                                           voting instructions and for
                                           electronic delivery of information up
                                           until 11:59 P.M. Eastern Time the
                                           date before the cut-off date or
                                           meeting date. Have your proxy card in
                                           hand when you access the web site.
                                           You will be prompted to enter your
                                           12-digit Control Number which is
                                           located below to obtain your records
                                           and to create an electronic voting
                                           instruction form.

                                           VOTE BY PHONE - 1-800-690-6903
                                           Use any touch-tone telephone to
                                           transmit your voting instructions up
                                           until 11:59 P.M. Eastern Time the day
                                           before the cut-off date or meeting
                                           date. Have your proxy card in hand
                                           when you call. You will be prompted
                                           to enter your 12-digit Control Number
                                           which is located below and than
                                           follow the simple instructions the
                                           Vote Voice provides you.

                                           VOTE BY MAIL -
                                           Mark, sign, and date your proxy card
                                           and return in the postage-paid
                                           envelope we have provided or return
                                           it to Nuance Communications, Inc.,
                                           c/o ADP, 51 Mercedes Way, Edgewood,
                                           NY 11717

TO VOTE, MARK VOTES IN BLUE OR BLACK INK AS FOLLOWS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                           NUANCE COMMUNICATIONS, INC.

The Directors recommend a vote "FOR" items 1 and 2.

Vote On Directors
1. The election of the following persons as Class I                                         FOR ALL EXCEPT
   directors of the Company to serve for a term of                                          To withhold authority to vote,
   three years and until their successors shall be                                          mark "FOR ALL EXCEPT" and
   duly elected and qualified - Nominees: (01) Ronald         FOR           WITHHOLD        write the nominee number on
   Croen, (02) Vinton Cerf, and (03) Irwin Federman.          ALL             ALL           the line below.

                                                                                            ---------------------------
                                                              ( )             ( )                 ( )
Vote On Proposals
2. To ratify the appointment of Arthur Andersen LLP as        FOR           AGAINST             ABSTAIN
   independent auditors for the Company for the fiscal
   year ending December 31, 2001.                             ( )             ( )                 ( )

3. To vote or otherwise represent the shares on any other business which may properly come before the meeting or any adjournment thereof, according to their discretion and in their discretion.

     The shares represented by this proxy, when properly executed, will be voted in accordance with the specification made by the undersigned stockholder(s). If no specification is made, the shares represented by this proxy will be voted for each of the above persons and proposals, and for or against such other matters as may properly come before the meeting as the proxyholders deem advisable.

Sign exactly as your name(s) appear on the stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If stock is registered in two names, both should sign.

----------------------------------------            ---------------------------------------
Signature (Please sign within box)  Date            Signature (Joint Owners)           Date